UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 29, 2007

QPC LASERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28153	20-1568015
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15632 Roxford Street, Sylmar, California		91342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 986-0000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) On May 29, 2007 (the “Closing Date”), QPC Lasers, Inc., a Nevada corporation (the “Company”) entered into securities purchase agreements dated as of May 22, 2007 (the “Securities Purchase Agreement”) with certain investors (the “May Investors”), pursuant to which the Company issued the May Investors secured convertible debentures in the aggregate principal amount of $10,554,500 at an original issue discount of 10% (the “May Secured Debentures”). The May Secured Debentures are convertible into shares of the Company’s common stock (the “Common Stock”) at a initial conversion price of $1.05 per share, subject to customary adjustments as set forth therein and any applicable Milestone Adjustments as described below. In addition, the Company issued to the May Investors five year warrants to purchase up to 15,077,857 shares of the Common Stock at an exercise price of $1.05 per share, subject to adjustment therein, including full-ratchet and other standard anti-dilution protection and any applicable Milestone Adjustments as described below (the “May Warrants”). The aggregate purchase price for the May Secured Debentures and the May Warrants was $9,500,000 (the “Purchase Price”). The conversion price of the May Secured Debentures and the exercise price of the May Warrants may be adjusted downwards (“Milestone Adjustments”) if the Company fails to meet certain revenue projections for any one or more of the following periods (i) the nine (9) month period ending September 30, 2007, on (ii) the twelve (12) month period ending December 31, 2007 and (iii) the six (6) month period ending June 30, 2008.

The Purchase Price consisted of $9,500,000 in cash. The Company is obligated to pay not more than the following fees (including fees for advisors, placement agents and finders) in connection with the financing: (i) $795,000 in cash, and (ii) warrants to purchase up to 2,571,171 of Common Stock.

The May Secured Debentures have a term of 2 years and pay interest at the rate of 10% per annum. If certain “Equity Payment Conditions” (as defined in the May Secured Debentures) have been met on each of the 10 trading days immediately preceding the date of payment of May Interest Payment Shares (as defined below) and provided that interest is paid timely, the Company may pay the interest payable on a portion of the May Secured Debentures with registered, free-trading shares of Common Stock (“May Interest Payment Shares”) with an attributed value per share equal to 85% of the market price as calculated on the date that such interest is due to be paid thereunder, or as calculated on the date that such May Interest Payment Shares are delivered to the May Investor, whichever is less. The May Interest Payment Shares will be issued pro rata among those May Investors who had not previously instructed the Company that they will not accept shares in lieu of cash for interest. The Company will have the right to redeem all or a portion of the May Secured Debentures if certain Equity Payment Conditions have been met for each of the prior 20 trading days, and the market price of the Common Stock for each of the prior 20 trading days exceeds 250% of the initial conversion price of $1.05 per share. In addition, if for each of any 20 consecutive trading days the Equity Payment Conditions have been met and the market price of the Common Stock for each of the prior 20 trading days exceeds 300% of the initial conversion price of $1.05 per share, then the Company may force the conversion of the May Secured Debentures by providing the May Investors a 20 trading day advance notice notifying the May Investors that the Company has elected to force each May Investor to convert all or a specified portion of the May Secured Debenture held by such May Investor. For so long as the May Investors hold any of the May Secured Debentures of the Company, if the Company enters into a subsequent financing with another individual or entity (the “Third Party”) on terms that are more favorable to the Third Party, then the agreements between the Company and the May Investors shall be amended to include such better terms. While the May Secured Debentures are outstanding, the May Investors shall also have a pro rata right of participation in any future financings by the Company.

Upon the occurrence of certain “Events of Failure” as defined in the May Secured Debentures, the Company shall be obligated to pay liquidated damages to the May Investors in an amount equal to 18% per annum (“Debenture Failure Payments”) of the aggregate outstanding principal amount of the May Investors’ May Secured Debentures on each day (or the maximum rate allowed under applicable law, whichever is less) after the Event of Failure until the Event of Failure is cured, accruing daily and compounded monthly.

Upon the occurrence of certain “Events of Default” as defined in the May Secured Debentures, the May Secured Debentures shall become immediately due and payable and the Company shall be obligated to pay the May Investors an amount (the “Default Amount”) equal to the greater of (i) 115% times the sum of (x) the aggregate outstanding principal amount of the May Secured Debentures plus (y) all accrued and unpaid interest thereon for the period beginning on the issue date and ending on the date of payment of the Default Amount, plus (z) any accrued and unpaid Debenture Failure Payments and other required cash payments, if any (the outstanding principal amount of the May Secured Debentures on the date of payment plus the amounts referred to in (y) and (z) is collectively known as the “Default Sum”), or (ii) (a) the number of shares of Common Stock that would be issuable upon the conversion of such Default Sum, without giving any effect to any ownership limitations on the conversion of the May Secured Debentures contained therein, multiplied by (b) the greater of the Closing Price (as defined therein) for the Common Stock on the default notice date or (ii) the Closing Price on the date the Company pays the Default Amount.

On the Closing Date, the Company and the May Investors entered into a Security Agreement, dated as of May 22, 2007 (the “Security Agreement”) to secure the May Secured Debentures with the Company’s right, title and interest to the common stock of Quintessence Photonics Corporation, a wholly owned subsidiary of the Company (“Quintessence”), which owns all of the Company’s operating assets.

The May Warrants may be exercised using cash, bank or cashiers check or wire transfer. The May Warrants also contain a cashless exercise option, which may only be elected if on the date of exercise, there is no current registration statement then in effect that covers the resale of the shares of Common Stock to be issued upon the exercise of the May Warrant. Upon the occurrence of certain “Events of Default” (defined in the May Warrant), the May Investors shall have the option, exercisable through the delivery of written notice to the Company, to request that the outstanding amount of the May Warrants be immediately redeemed by the Company.

Upon the occurrence of certain “Events of Failure” as defined in the May Warrants, the Company agrees to pay the May Investors liquidated damages (“May Warrant Failure Payments”) in an amount equal to 18% per annum (or the maximum rate permitted by applicable law, whichever is less) of the Black-Scholes value (as defined therein) of the remaining unexercised portion of the May Warrants, which shall accrue daily from the date of such Event of Failure through and including the date of payment in full. Such May Warrant Failure Payments shall be made in immediately available funds on or before the 5th day of each month following a month in which such May Warrant Failure Payments accrued.

The Common Stock issuable upon exercise of the May Warrants and conversion of the May Secured Debentures (the “Registrable Securities”) are eligible for certain registration rights under the terms of a certain Registration Rights Agreement (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Company agreed to prepare and file with the United States Securities and Exchange Commission (“SEC”) a Registration Statement on Form SB-2 to register the shares of Common Stock issuable upon conversion of the May Secured Debenture (“May Conversion Shares”) and to use its best efforts to cause such Registration Statement relating to the May Conversion Shares to become effective no later than 90 days after the Closing Date. The Common Stock issuable upon exercise of the May Warrants (“May Warrant Shares”) will not be deemed Registrable Securities until the day after the effectiveness of the initial Registration Statement on Form SB-2. Liquidated Damages of 18% per annum based on the aggregate outstanding principal amount of the May Secured Debenture for initial effectiveness failure apply subject to Rule 144 limitations. The May Investors were also granted piggy-back registration rights pursuant to the Registration Rights Agreement.

On May 29, 2007, the Company, the holders (“Existing Creditors”) of the Company’s 10% Secured Convertible Debentures due April 16, 2009 (the “April 2009 Debentures”) and the May Investors entered into an Inter-Creditor, Waiver and Amendment Agreement, dated as of May 22, 2007 (the “Inter-Creditor Agreement”). Pursuant to the Inter-Creditor Agreement, the Existing Creditors consented to the issuance of the May Secured Debentures and May Warrants (the “May Financing”) and, among other things, they waived (i) their pro rata right of participation in the May Financing, (ii) the negative covenants in the April 2009 Debentures that would prohibit the Company from incurring more debt or from creating a security interest on the common stock of Quintessence, (iii) any and all Events of Default under the April 2009 Debentures solely in connection with the May Financing, (iv) any and all Events of Default under the Security Agreement dated April 16, 2007 by and among the Company and the Existing Creditors (the “April 2007 Security Agreement”) solely in connection with the May Financing, and (v) their right to Conversion Cap Redemption Amounts (as defined in the April 2009 Debentures) due to the Conversion Share Limitation Violation (as defined in the April 2009 Debentures) caused by the May Financing.

The Inter-Creditor Agreement also amended certain provisions of the Securities Purchase Agreement, dated April 16, 2007 (the “April 2007 Purchase Agreement”), by and among each Existing Creditor and the Company and the Transaction Documents (as defined in the April 2007 Purchase Agreement), to provide, among other things, for the following: (i) the April 2009 Debentures, the April 2007 Security Agreement and the Warrants (as defined in the April 2007 Purchase Agreement) (the “April Warrants”) may be amended by a written instrument signed by the Company and (x) the holders of 67% of the principal amount of the then outstanding April 2009 Debentures (in the case of the April 2009 Debentures and the April 2007 Security Agreement) or (y) the holders of 67% in interest of the then outstanding April Warrants (in the case of the April Warrants), (ii) the Registration Rights Agreement (as defined in the April 2007 Purchase Agreement) (the “April Registration Rights Agreement”) may be amended by written consent of the Company and buyers who hold a majority interest of the Registrable Securities (as defined in the April Registration Rights Agreement), (iii) the negative covenants in the April 2009 Debentures may be waived by holders holding at least 67% of the outstanding principal amount of the April 2009 Debentures, (iv) the Common Stock issuable upon the exercise of the April Warrants will not be deemed Registrable Securities until the day after the effectiveness of the initial Registration Statement on Form SB-2, and (v) the May Conversion Shares, May Interest Payment Shares and May Warrant Shares will be included on equal terms with the Registrable Securities under the April Registration Rights Agreement. Furthermore, the Inter-Creditor Agreement permits the May Investors to have a pari passu lien with the Existing Creditors on the common stock of Quintessence.

A copy of the form of Securities Purchase Agreement, May Secured Debenture, May Warrant, Registration Rights Agreement, Security Agreement and Inter-Creditor Agreement are filed as exhibits hereto.

Item 3.02	Unregistered Sales of Equity Securities.

(a) The information included under Item 2.03 with respect to the issuance of the May Warrants and May Secured Debentures is incorporated under this Item 3.02.

The Company sold the May Secured Debentures and the May Warrants in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), based upon the following: (i) each of the May Investors provided information to the Company confirming that such May Investor is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and that such May Investor has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and risks of the investment in the securities; (ii) all May Investors were solicited through direct contact and no means of general solicitation was employed in connection with the offering; (iii) the May Investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer or sell such securities only in a transaction registered under the Securities Act, exempt from registration under the Securities Act, or to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act) of the May Investor who is an accredited investor, and (iv) legends were placed on each of the May Warrants and May Secured Debentures setting forth the restrictions on transfer applicable to such securities.

Item 3.03	Material Modification to Rights of Security Holders.

(a) The information included under Item 2.03 with respect to the Inter-Creditor Agreement and modification to the rights of Existing Creditors is incorporated under this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Securities Purchase Agreement
99.2	May Secured Debenture
99.3	May Warrant
99.4	Registration Rights Agreement
99.5	Security Agreement
99.6	Inter-Creditor Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPC LASERS, INC.

Dated: May 31, 2007	By:	/s/ George Lintz
George Lintz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Securities Purchase Agreement
99.2	May Secured Debenture
99.3	May Warrant
99.4	Registration Rights Agreement
99.5	Security Agreement
99.6	Inter-Creditor Agreement